UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23656

MVP Private Markets Fund

(Exact name of registrant as specified in charter)

9 Old Kings Highway South

Darien, Connecticut 06820

(Address of principal executive offices)

Daniel Dwyer

Portfolio Advisors, LLC

9 Old Kings Highway South

Darien, Connecticut 06820

(Name and address of agent for service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Registrant's telephone number, including area code: (203) 662-3456

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a)

PORTFOLIO
ADVISORS LLC

MVP PRIVATE MARKETS FUND

ANNUAL REPORT | MARCH 31, 2023

 Table of Contents

Shareholder Letter	1
Consolidated Schedule of Investments	4
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statement of Changes in Net Assets	11
Consolidated Statement of Cash Flows	13
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	20
Report of Independent Registered Public Accounting Firm	44
Fund Management	45
Other Information	47
Privacy Policy	50

MVP Private Markets Fund	Shareholder Letter
March 31, 2023 (Unaudited)

Dear Shareholder:	5/30/2023

We thank you for your investment in MVP Private Markets Fund (“MVP” or the “Fund”). This annual report covers the twelve-month fiscal period ended March 31, 2023 (the “period”). Despite a challenging macroeconomic environment during the fiscal year, we observed positive momentum in the portfolio, driven by growth in the Fund’s mid-market companies.

Summary of investment activity during the period

MVP began the fiscal year with 42 total investments and invested approximately $166 million over the ensuing 12 months across secondary, direct equity, direct credit, and primary strategies. At the period end, the Fund held over sixty investments representing approximately $560 million in net asset value, comprised of 51% secondary investments, 23% direct equity investments, 12% direct credit investments, 2% primary investments, and 12% in cash equivalents.

Fund performance

This graph compares the hypothetical $1,000,000 investment int the Fund’s Class I shares, made at inception, with similar investments in the MSCI World Index. Results include reinvestment of all dividends and capital gains. The MSCI Index does not reflect expenses, fees, or sales charges, which would reduce the index performance.

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index is unmanaged and is not available for investment.

Annual Report | March 31, 2023	1

MVP Private Markets Fund	Shareholder Letter
March 31, 2023 (Unaudited)

Average Annual Total Returns as of March 31, 2023
	1-Year	Since Inception*
MVP Private Markets Fund – Class I	4.74%	9.87%
MSCI World Index	-8.57%	-13.77%

*	Commencement of operations for the MVP Private Markets Fund was January 3, 2022, following the reorganization of MVP Private Markets Fund L.P. with and into the Fund, which was effective as of close of business on December 31, 2021. See Note 1 in the accompanying notes to the consolidated financial statements.

Macroeconomic review

The past twelve months have seen several economic challenges, which have caused uncertainty and turbulence in the financial markets. U.S. inflation peaked at 9.1% in June 2022, a 40-year high. In response, the Federal Reserve (the “Fed”) raised interest rates on ten consecutive occasions from March 2022 through May 2023, by a total of 500 basis points.

The rate hikes appear to have been somewhat successful at curbing inflation, which has cooled to 4.9% for the 12 months ended April 2023, the lowest level observed in two years (but still well above the Fed’s 2% target). At the same time, however, the Fed’s aggressive hikes also spurred financial market volatility and a general re-pricing of equities, with the S&P 500 down 18.1% during calendar 2022. More recently, losses attributed to rising rates led to the collapse of Silicon Valley Bank. This sparked widespread concern about regional banks and may lead to tighter financial conditions generally.

We continue to monitor the impact of these macroeconomic events on the Fund, its portfolio and its investment opportunities. While the Fund did not have any direct relationships with any of the banks taken into receivership by the FDIC, the full impact of those banks’ failures on the overall private markets’ ecosystem remains to be seen. We remain engaged with our sponsors and direct investment partners to mitigate any disruptions to their operations. To date, we have not observed any material effects to the portfolio on account of the impacted banks.

Portfolio developments & outlook

These macroeconomic developments underscore the value of a diversified U.S. middle market portfolio focused on high quality companies and sponsors. Despite the headwinds described above, we have seen strength in the Fund’s underlying investments. The companies represented in the Fund’s direct equity investment portfolio performed well through the fiscal year, turning in weighted average annual growth rates of more than 35% on both revenue and EBITDA. The direct credit portfolio has benefitted from the rising rate environment, as the positions are floating rate in nature. Terms are becoming more lender friendly as credit availability continues to tighten.

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MVP Private Markets Fund	Shareholder Letter
March 31, 2023 (Unaudited)

We remained disciplined and highly selective throughout the fiscal year, while positioning the portfolio to benefit from attractive buying opportunities that higher interest rates and a potentially slower economy were likely to bring. We believe this patient approach is now paying off, as we are seeing improving entry multiples and pricing across the Fund’s pipeline of potential transactions. The median enterprise value to EBITDA multiples for US buyout transactions peaked in 2020 at around 12.2x and have since decreased to 11.1x for the last twelve months ended Q1 20231.

In particular, the secondary market has responded to the macro environment and is currently presenting buying opportunities at attractive discounts. We anticipate strong secondary investment volume as 2023 progresses, offering an attractive counter-cyclical opportunity for the Fund. We continue to focus on acquiring portfolios with underlying assets that have meaningful growth potential.

Advisor update

Finally, we are excited about Portfolio Advisors (“PA”) upcoming merger with FS Investments, a pioneer in the democratization of alternative investments. Following the closing of the merger, the combined firm will have approximately $75B in assets under management spanning both private and public markets.

As a subsidiary of FS Investments, the PA team will continue to serve as the investment advisor to the Fund, executing the Fund’s strategy of investing in high-quality U.S. mid-market investments together with high-quality sponsors that we believe are among the best in the business. While we do not anticipate any meaningful changes to shareholders’ day-to-day experience with the Fund, we do believe the client service experience and resources gained through the merger will provide long-term benefits to the Fund and shareholders.

We appreciate your support and look forward to continuing to serve you.

Sincerely,

Portfolio Advisors

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 203-662-3053.

Annual Report | March 31, 2023	3

MVP Private Markets Fund	Consolidated Schedule of Investments
As of March 31, 2023

Description	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
Direct Credit (12.50%)
Aero Operating, LLC (3M US SOFR + 6.50%, 2/6/2026)(a)(b)	$6,530,734	$6,488,628	1.16%	12/17/2021
Beacon Oral Specialist (3M US SOFR + 6%, 12/14/2025)(a)(b)	7,368,519	7,461,149	1.32%	2/23/2022
Beta Plus Technologies, Inc., TL (3M US SOFR + 5.75%, 3/28/2028)(a)(b)	4,400,757	4,400,757	0.79%	3/30/2023
CMS Group Holdings, LLC (3M US SOFR + 5.5%, 11/18/2026)(a)(b)	4,678,628	4,678,628	0.84%	2/23/2022
Erie Construction Mid-West, LLC (3M US SOFR + 4.75%, 7/30/2027)(a)(b)	954,105	957,772	0.17%	8/9/2022
MDME Holdings, LLC (3M US SOFR + 6%, 8/3/2027)(a)(b)(e)	2,897,851	2,897,851	0.52%	8/3/2022
MDME Incremental T/L (3M US SOFR + 6%, 8/3/2027)(a)(b)	134,306	134,306	0.02%	11/22/2022
NAS, LLC (3M US SOFR + 6.50%, 6/3/2024)(a)(b)	8,708,053	8,684,721	1.54%	12/17/2021
Netrix, LLC, (3M US L + 8.05%, 7/31/2026)(a)(b)	1,560,705	1,470,018	0.26%	12/22/2021
North Acquisition LLC (3M US SOFR + 6.75%, 7/27/2027)(a)(b)	7,315,007	7,361,124	1.31%	7/27/2022
Omni Intermediate Holdings, (3M US SOFR + 5%, 12/30/2026)(a)(b)	6,113,936	6,090,380	1.09%	12/10/2021
Omni Intermediate Holdings, LLC TL 1L (3M US SOFR + 5%, 12/30/2026)(a)(b)	1,392,426	1,392,762	0.25%	6/24/2022
Oral Surgery Partners, LLC (3M US SOFR + 6.5%, 10/31/2027)(a)(b)(e)	2,614,906	2,614,906	0.47%	10/31/2022
Orthodontic Partner LLC DDTL4 (3M US SOFR + 6.25%, 10/12/2027)(a)(b)	838,542	838,542	0.15%	12/28/2022
Orthodontic Partners, LLC DDTL (3M US SOFR + 6.25%, 10/12/2027)(a)(b)(e)	1,975,599	1,975,599	0.35%	8/22/2022
PLA Buyer, LLC (3M US SOFR + 5.9%, 6/30/2023)(a)(b)	7,362,139	7,324,195	1.31%	6/3/2022

See Notes to Financial Statements.
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MVP Private Markets Fund	Consolidated Schedule of Investments
As of March 31, 2023

Description (continued)	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
Spectrum Vision, (3M US SOFR + 6.5%, 5/17/2023)(a)(b)(e)	$5,322,693	$5,322,693	0.95%	12/28/2021

Total Direct Credit	$70,168,906	$70,094,031

Description	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
Direct Equity (23.64%)
BA Hissho Blocker, LLC(a)(b)(g)	5,000,000	5,969,667	1.07%	5/16/2022
Biloxi Co-Investment , L.P.(b)(e)	3,627,385	3,976,309	0.71%	8/11/2021
Charger Investment , L.P.(b)	4,000,000	4,598,342	0.82%	9/30/2021
COP Lawn Services INV, LLC(b)(e)	5,546,000	5,546,000	0.99%	11/18/2022
Cynosure 2020 Co-Investment, LLC Series B(b)(f)	924,196	2,567,008	0.46%	9/30/2021
Greenbriar Coinvest WPS, L.P.(b)(e)	5,302,500	5,302,500	0.95%	2/13/2023
IEM Parent, L.P.(b)	10,118,029	10,118,029	1.80%	2/1/2023
Incline V RKD Co-Invest A, L.P.(b)	12,070,044	12,039,707	2.14%	8/16/2022
MDME Holdings, LLC(a)(b)	50,000	50,000	0.01%	8/3/2022
MFG Mellott Fund A, LLC(a)(b)	3,000,000	7,614,505	1.36%	9/9/2021
MiddleGround Checker Co-Invest Partners, L.P.(b)	11,641,419	13,693,921	2.44%	2/10/2022
MiddleGround Royal Palm Co-Invest Partners, L.P.(b)	7,651,263	10,006,493	1.78%	2/10/2022
North Acquisition, LLC(a)(b)(f)	150,000	150,000	0.03%	7/27/2022
OEP VIII Project Vector Co- Investment(b)	8,000,000	16,668,033	2.97%	12/20/2021
RCP Monte Nido Co-Investment Fund, L.P.(b)	12,000,000	11,977,339	2.13%	8/19/2022
Ridgemont Equity Coinvest III AGP Blocker, L.P.(a)(b)(e)(h)	4,545,455	7,391,305	1.32%	10/12/2021
SPC Totalmed, LLC(b)	10,000,000	10,000,000	1.79%	3/10/2023
V-Sky Co-Invest Aggregator II, L.P.(b)	5,007,539	4,996,438	0.89%	2/9/2023
Total Direct Equity	$108,633,830	$132,665,596

See Notes to Financial Statements.
Annual Report | March 31, 2023	5

MVP Private Markets Fund	Consolidated Schedule of Investments
As of March 31, 2023

Description	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
Secondary Investments (53.30%)
ABRY IX, L.P.(b)(c)(e)	$13,306,747	$19,010,390	3.26%	9/30/2021
Accel-KKR Capital Partners CV IV
Strategic Fund, L.P.(b)(c)(e)	6,053,114	5,985,557	1.07%	3/22/2022
Battery Ventures XII Side Fund,
L.P.(b)(c)(e)	6,483,269	6,587,947	1.18%	9/30/2021
Battery Ventures XII, L.P.(b)(c)(e)	10,138,902	12,756,461	2.28%	9/30/2021
Berkshire Fund IX, L.P.(b)(c)(e)(f)	12,130,129	12,994,116	2.32%	9/30/2021
Berkshire Fund VIII, L.P.(b)(c)(e)	6,421,175	7,847,858	1.40%	3/31/2023
Charlesbank Equity Fund IX, L.P.(b)(c)(e)(f)	8,077,095	10,433,309	1.86%	9/30/2021
CSS Intermediate Holdings(b)(c)(e)	1,942,500	2,369,718	0.42%	9/30/2021
GHO Capital Virtue, L.P.(b)(c)(e)	7,771,828	7,617,993	1.36%	4/21/2022
Hellman & Freidman Capital VIII,
L.P.(b)(c)(e)	14,538,326	12,034,649	2.15%	9/30/2021
HGGC Fund II, L.P.(b)(c)(e)(f)	5,446,269	9,348,113	1.67%	9/30/2021
HGGC Fund III, L.P.(b)(c)(e)	7,218,029	12,547,430	2.24%	9/30/2021
Icon III, L.P.(b)(c)(e)	4,265,064	3,284,617	0.59%	7/12/2021
Icon IV-B, L.P.(b)(c)(e)	2,100,228	2,396,206	0.43%	7/12/2021
Insight Venture IX, L.P.(b)(c)(e)	26,320,510	26,305,171	4.70%	9/30/2021
Institutional Venture XVI, L.P.(b)(c)	2,796,682	2,316,430	0.41%	9/30/2021
Lightyear Fund IV, L.P.(b)(c)(e)(f)	7,585,074	10,608,986	1.90%	9/30/2021
Linden Capital IV, L.P.(b)(c)(e)	7,940,006	10,621,016	1.90%	9/30/2021
New Mountain Capital V, L.P.(b)(c)(e)(f)	12,270,304	12,726,562	2.27%	9/30/2021
New Mountain IV, L.P(b)(c)(e)(f)	5,248,214	3,402,560	0.61%	9/30/2021
Odyssey Investment V, L.P.(b)(c)(e)(f)	7,550,147	8,010,296	1.43%	9/30/2021
Platinum Equity Capital IV, L.P.(b)(c)(e)	10,268,497	11,565,292	2.27%	9/30/2021
Quad-C IX, L.P.(b)(c)(e)(f)	8,226,704	8,544,284	1.53%	9/30/2021
Silver Lake V, L.P.(b)(c)(e)	13,615,769	10,927,062	1.95%	9/30/2021
Stepstone Capital IV, L.P.(b)(c)(e)	2,167,043	2,785,882	0.50%	9/30/2021
Thoma Bravo Fund XII, L.P.(b)(c)(e)	14,071,617	10,303,791	1.84%	9/30/2021
Thoma Bravo Fund XIII, L.P.(b)(c)(e)	21,526,205	22,223,102	3.97%	9/30/2021
Waud Capital IV, L.P.(b)(c)(e)(f)	11,714,157	16,153,674	2.89%	9/30/2021
Wind Point AAV, L.P.(b)(c)(e)	2,989,524	3,570,956	0.64%	8/7/2021
Wind Point VIII, L.P.(b)(c)(e)(f)	2,935,238	10,831,518	1.93%	9/30/2021
Wind Point Partners AAV II, L.P.(b)(c)(e)(f)	2,318,206	3,015,163	0.54%	9/30/2021

Total Secondary Investments	$265,436,572	$299,126,109

See Notes to Financial Statements.
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MVP Private Markets Fund	Consolidated Schedule of Investments
As of March 31, 2023

Description	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
Primary Investments (2.66%)
FFL Parallel Fund V, LP(b)(e)	$6,311,970	$7,572,865	1.34%	6/16/2022
One Equity Partners VIII, L.P.(b)(e)	6,702,128	7,389,065	1.32%	4/28/2022

Total Primary Investments	$13,014,098	$14,961,930

Short-Term Investments (12.21%)	Cost	Fair Value	Percentage of Net Assets
(12.21%)
Fidelity Treasury Fund,
4.18%(d)	726,840	726,840	0.13%
Goldman Sachs Financial
Square Government
Fund, Institutional
Class, 4.73%(d)	5,800,000	5,800,000	1.03%
Vanguard Federal Money
Market, 4.76%(d)	62,000,000	62,000,000	11.05%

Total	68,526,840	68,526,840

Total Short-Term Investments	$68,526,840	$68,526,840

Total Investments (104.31%)	$525,780,246	$585,374,506
Liabilities In Excess of Other
Assets (4.31%)		(24,217,340)
Net Assets (100.00%)		$561,157,166

See Notes to Financial Statements.
Annual Report | March 31, 2023	7

MVP Private Markets Fund	Consolidated Schedule of Investments
As of March 31, 2023

Investment Abbreviations:

LIBOR- London Interbank Offered Rate

SOFR- Secured Overnight Financing Rate

Rates:

3M US L - 3 Month LIBOR as of March 31, 2023 was 5.18%

3M US SOFR - 3 Month SOFR as of March 31, 2023 was 4.63%

(a)	Level 3 securities fair valued under procedures established by the Trustees, represent 16.43% of Net Assets. The total value of these securities is $91,980,191.
(b)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $515,075,626, which represents 92.01% of net assets as of March 31, 2023.
(c)	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
(d)	The rate shown is the annualized 7-day yield as of March 31, 2023.
(e)	Investment has been committed to but has not been fully funded by the Fund at March 31,2023. See Note 8 for total unfunded investment commitments.
(f)	All or a portion of this security is custodied with MVP Private Markets Sub-Fund, LLC at March 31, 2023.
(g)	The Fund owns 500,000 Class A units.
(h)	The Fund owns 4,545,455 subscriber units.

*	All securities are domiciled in the United States.

See Notes to Financial Statements.
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Consolidated Statement
MVP Private Markets Fund	of Assets and Liabilities
As of March 31, 2023

ASSETS:
Investments, at fair value (Cost $525,780,246, respectively)	$585,374,506
Cash	10,251,094
Interest receivable	897,598
Receivable for shares sold	335,000
Prepaid expenses and other assets	2,105,217
Total Assets	598,963,415

LIABILITIES:
Credit facility	25,000,000
Deferred tax liability	9,227,029
Payable on fund investment (Proceeds $0)	93,329
Interest payable on credit facility	339,371
Incentive fee payable	743,108
Investment advisory fee payable	1,784,777
Organizational costs payable	379,431
Fund accounting and administration fees payable	152,375
Accrued trustees’ fees payable	812
Other payables and accrued expenses	86,017
Total Liabilities	37,806,249
Net Assets Attributable to Common Shareholders	$561,157,166
COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$521,908,274
Total distributable earnings	39,248,892
Net Assets Attributable to Common Shareholders	$561,157,166

Class A
Net Assets	$36,696
Shares of Beneficial Interest Outstanding	3,442
Net Asset Value	$10.66
Maximum offering price per share ((NAV/0.965), based on maximum sales
charge of 3.50% of the offering price)	$11.05
Class D
Net Assets	$37,030
Shares of Beneficial Interest Outstanding	3,441
Net Asset Value	$10.76
Maximum offering price per share ((NAV/0.965), based on maximum sales
charge of 3.50% of the offering price)	$11.15
Class I
Net Assets	$561,083,440
Shares of Beneficial Interest	52,044,281
Net Asset Value	$10.78

See Notes to Financial Statements.
Annual Report | March 31, 2023	9

MVP Private Markets Fund	Consolidated Statement of Operations
For the Year Ended March 31, 2023

INVESTMENT INCOME:
Dividends	$554,252
Interest	5,381,143
Total Investment Income	5,935,395

EXPENSES:
Investment advisory fees	6,431,615
Tax expense	2,256,969
Incentive fees	1,246,591
Interest expense	1,150,749
Legal and audit fees	1,091,533
Offering costs	568,596
Fund accounting and administration fees	520,714
Trustees’ fees and expenses	117,062
Transfer agent fees	59,277
Custodian fees	46,317
Chief Compliance Officer fees	30,145
Organizational expense	29,452
Printing expenses	20,699
Insurance expenses	4,298
Other expenses	179,562
Total Expenses	13,753,579
Net Investment Loss	(7,818,184)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	7,733
Realized gain distributions from underlying investments	29,566,943
Foreign currency transactions	(36)
Net realized gain on investments	29,574,640
Net change in unrealized depreciation on: Investments and unfunded commitments, net of deferred taxes	(9,207,901)
Net change in unrealized depreciation on investments	(9,207,901)
Net Realized and Unrealized Gain/(Loss) on Investments	20,366,739

Net Increase in Net Assets Resulting from Operations	$12,548,555

See Notes to Financial Statements.
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MVP Private Markets Fund	Consolidated Statement
of Changes in Net Assets

	For the Year Ended March 31, 2023	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
FROM OPERATIONS:
Net investment loss	$(7,818,184)	$(3,064,497)
Net realized gain on investments	29,574,640	4,786,251
Net change in unrealized appreciation/(depreciation) on investments and unfunded commitments, net of deferred taxes	(9,207,901)	15,823,893

Net Increase in Net Assets Resulting from Operations	12,548,555	17,545,647

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class A
From net realized gains	(1,129)	–
Class D
From net realized gains	(1,129)	–
Class I
From net realized gains	(16,083,140)	–
Net Decrease in Net Assets from Distributions to Common Shareholders	(16,085,398)	–

CAPITAL SHARE TRANSACTIONS:
Class A
Reinvestment of dividends	1,129	–
Class D
Reinvestment of dividends	1,129	–
Class I
Proceeds from shares sold	95,870,285	20,329,959
Reinvestment of dividends	14,670,991	–
Net Increase from Capital Share Transactions	110,543,534	436,504,828
Net Increase in Net Assets Attributable to Common Shares	107,006,691	454,050,475

See Notes to Financial Statements.
Annual Report | March 31, 2023	11

Consolidated Statement
MVP Private Markets Fund	of Changes in Net Assets

	For the Year Ended March 31, 2023	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	454,150,475	100,000
End of period	$561,157,166	$454,150,475
SHARE ACTIVITY
Class A
Reinvestment of dividends	109	–
Class D
Reinvestment of dividends	108	–
Class I
Shares sold	7,452,259	43,186,109
Reinvestment of dividends	1,402,580	–

See Notes to Financial Statements.
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MVP Private Markets Fund	Consolidated Statement of Cash Flows
For the Year Ended March 31, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$12,548,555
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investments	(167,170,171)
Proceeds from disposition of investments	34,393,260
Net discounts (accreted)/premiums amortized	(314,584)
Net realized (gain)/loss on:
Investments	(7,733)
Net change in unrealized (appreciation)/depreciation on:
Investments and unfunded commitments, net of deferred tax liability	9,207,901
Net purchase of short term investment	(68,526,840)
(Increase)/Decrease in assets:
Dividend receivable	186,495
Interest receivable	(897,598)
Deferred offering cost	189,165
Prepaid expenses and other assets	(2,081,577)
Increase/(Decrease) in liabilities:
Deferred tax liability	2,256,969
Interest due on loan facility	339,371
Incentive fee payable	(1,206,370)
Organizational cost payable	267,279
Investment advisory fee payable	485,533
Fund accounting and administration payable	73,594
Accrued trustees’ fees payable	812
Other payables and accrued expenses	(80,355)
Net Cash Provided by/(Used in) Operating Activities	(180,336,294)
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in credit facility	25,000,000
Proceeds from shares sold - common shares	95,535,285
Distributions paid - common shareholders - net of distributions reinvested	(1,409,891)
Net Cash Provided by/(Used in) Financing Activities	119,125,394

Net Decrease in Cash	(61,210,900)
Cash, beginning balance	$71,461,994
Cash, ending balance	$10,251,094

Cash paid on interest on credit facility	$811,379

See Notes to Financial Statements.
Annual Report | March 31, 2023	13

MVP Private Markets Fund - Class A	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended March 31, 2023	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.49	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.26)	(0.10)
Net realized and unrealized gain/(loss) on
investments	0.77	0.59
Total Income from Investment Operations	0.51	0.49

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net realized gains	(0.34)	–
Total Distributions to Common Shareholders	(0.34)	–

Net asset value per common share - end of period	$10.66	$10.49

Total Return (b)	4.74%	4.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of
period (000s)	$37		$35
Ratio of expenses to average net assets attributable to
common shares, including interest expense	3.60	%(c)	3.24	%(c)
Ratio of expenses to average net assets attributable to
common shares, excluding interest expense	3.38%		3.24%
Ratio of net investment loss to average net assets
attributable to common shares	(2.30	%)(d)	(1.86	%)(d)
Portfolio turnover rate	3%		0	%(e)
Senior Securities			–
Total borrowings (000s)	$25,000
Asset coverage per $1,000 unit of indebtedness (f)	$23,446		–

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.

See Notes to Financial Statements.
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MVP Private Markets Fund - Class A	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(c)	Expense ratios have been annualized, except for Organizational Fees and Offering Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.14% for the fiscal year ended March 31, 2023 and 0.45% for the fiscal period ended March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund is invested.
(d)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 0.14% for the fiscal year ended March 31, 2023 and 0.45% for the fiscal period ended March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(e)	Percentage represents the results for the period and is not annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unto equals $1,000 senior indebtedness.

See Notes to Financial Statements.
Annual Report | March 31, 2023	15

MVP Private Markets Fund - Class D	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended March 31, 2023	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.51	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.19)	(0.08)
Net realized and unrealized gain/(loss) on
investments	0.78	0.59
Total Income from Investment Operations	0.59	0.51

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net realized gains	(0.34)	–
Total Distributions to Common Shareholders	(0.34)	–

Net asset value per common share - end of period	$10.76	$10.51

Total Return (b)	5.40%	5.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of
period (000s)	$37		$35
Ratio of expenses to average net assets attributable to
common shares, including interest expense	2.88	%(c)	2.45	%(c)
Ratio of expenses to average net assets attributable to
common shares, excluding interest expense	2.66%		2.45%
Ratio of net investment loss to average net assets
attributable to common shares	(1.53	%)(d)	(1.06	%)(d)
Portfolio turnover rate	3%		0	%(e)
Senior Securities
Total borrowings (000s)	$25,000		–
Asset coverage per $1,000 unit of indebtedness (f)	$23,446		–

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.

See Notes to Financial Statements.
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MVP Private Markets Fund - Class D	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(c)	Expense ratios have been annualized, except for Organizational Fees and Offering Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.20% for the fiscal year ended March 31, 2023 and 0.45% for the fiscal period ended March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund is invested.
(d)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 0.20% for the fiscal year ended March 31, 2023 and 0.45% for the fiscal period ended March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(e)	Percentage represents the results for the period and is not annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unto equals $1,000 senior indebtedness.

See Notes to Financial Statements.
Annual Report | March 31, 2023	17

MVP Private Markets Fund - Class I	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended March 31, 2023	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.51	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16)	(0.07)
Net realized and unrealized gain/(loss) on
investments	0.77	0.58
Total Income from Investment Operations	0.61	0.51

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net realized gains	(0.34)	–
Total Distributions to Common Shareholders	(0.34)	–

Net asset value per common share - end of period	$10.78	$10.51

Total Return (b)	5.69%	5.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of
period (000s)	$559,754		$454,080
Ratio of expenses to average net assets attributable to
common shares, including interest expense	2.72	%(c)	2.23	%(c)
Ratio of expenses to average net assets attributable to
common shares, excluding interest expense	2.49%		2.23%
Ratio of net investment loss to average net assets
attributable to common shares	(1.30	%)(d)	(0.81	%)(d)
Portfolio turnover rate	3%		0	%(e)
Senior Securities
Total borrowings (000s)	$25,000		–
Asset coverage per $1,000 unit of indebtedness (f)	$23,446		–

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.

See Notes to Financial Statements.
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MVP Private Markets Fund - Class I	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(c)	Expense ratios have been annualized, except for Organizational Fees and Offering Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.25% for the fiscal year ended March 31, 2023 and 0.46% for the fiscal period ended March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund is invested.
(d)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 0.25% for the fiscal year ended March 31, 2023 and 0.46% for the fiscal period ended March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(e)	Percentage represents the results for the period and is not annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unto equals $1,000 senior indebtedness.

See Notes to Financial Statements.
Annual Report | March 31, 2023	19

MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

1.	ORGANIZATION

MVP Private Markets Fund (the “Fund”) was organized as a Delaware statutory trust on April 7, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment adviser is Portfolio Advisers, LLC (the “Adviser”). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and was organized as a limited liability company under the laws of the State of Connecticut on June 19, 1997.The Fund commenced operations on January 3, 2022 (“Commencement of Operations”). Simultaneous with the Commencement of Operations, the Predecessor Fund, through a tax-free reorganization, transferred investments, cash and other assets totaling $416,174,869 (including $45,914,879 of unrealized appreciation) into the Fund. The investments acquired by the Fund in the reorganization were valued using fair value procedures approved by the Fund’s Board of Trustees. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund. See Note 12 for additional information on the Reorganization.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a diversified portfolio of private market investments, with a focus on investments in mid-sized companies in the United States. The Fund will seek to achieve its investment objective through a mix of investments

(the “Fund Investments”) that is predominantly comprised of private equity, and to a lesser extent private credit. Fund Investments are expected to primarily consist of the following:

•	direct investments in the equity or debt of target companies and other private assets (i.e. assets that are not traded on a public securities exchange) (“Direct Investments”), typically together with third-party managers (“Sponsors”);
•	purchases of existing interests in private equity or private credit funds (“Portfolio Funds”) and other private assets managed by Sponsors (“Secondary Investments”);
•	subscriptions for new interests in Portfolio Funds (“Primary Investments”); and
•	short-term and liquid investments, including money market funds, short term treasuries, and/or other liquid investment vehicles.

Subject to applicable law and regulation, the Fund may gain exposure to Fund Investments indirectly through pooled vehicles or special purpose vehicles managed by the Adviser, any of its affiliates or third parties.

Under normal circumstances, the Fund intends to invest and/or make capital commitments of at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “Private Market Assets”. For purposes of this policy, Private Market Assets include Direct Investments, Portfolio Funds, Secondary Investments, and Primary Investments.

The Fund’s Board of Trustees (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the shareholders. A majority of Trustees of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class A Shares, Class I Shares and Class D Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. The purchase price of the Shares at the Commencement of Operations was $10.00 per Share. Thereafter, the purchase price Shares was based on the net asset value per Share as of the date such Shares were purchased. Fractions of Shares are issued to one one-thousandth of a Share.

The minimum initial investment in the Fund for Class A Shares and Class D Shares is $50,000, and the minimum initial investment for Class I Shares is $1,000,000 except for additional purchases pursuant to the dividend reinvestment plan. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions are not less than $5,000.

Shares will generally be offered for purchase as of the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Investments in Class A Shares and Class D Shares of the Fund are sold subject to a sales charge of up to 3.50% of the investment. For some investors, the sales charge may be waived or reduced (in whole or in part). The full amount of sales charge may be reallowed to brokers or dealers participating in the offering.

Pursuant to an Agreement and Plan of Merger dated as of January 23, 2023, with Franklin Square Holdings, L.P., a Pennsylvania limited partnership (together with its affiliates, “FS Investments”), it is expected that FS Investments will acquire all of the issued and outstanding membership interests of the Adviser (the “Transaction”). The Transaction will cause the Adviser to undergo a change of control, as defined by the Investment Company Act. Upon closing of the Transaction, the Adviser will be a subsidiary of FS Investments.

The Transaction is expected to close in the first half of 2023, subject to applicable regulatory and investor approvals and other customary closing conditions. After the closing, the Adviser would become the wholly-owned, institutional investment arm of FS Investments, and would continue to operate with a full complement of employees and offices in the United States (Darien, Connecticut and Dallas, Texas), Europe (Zurich, Switzerland and London, the United Kingdom) and Asia (Hong Kong and Singapore). The Transaction would result in certain of FS Investments’ and the Adviser’s executives having representation on certain senior leadership committees across both organizations (including FS Investments itself becoming the Adviser’s managing member), with the Adviser continuing to have certain autonomy. Specifically, existing Adviser executives would continue to comprise the majority of the Adviser’s Management Committee, which manages the Adviser’s day-to-day business and affairs, and the Adviser’s investment teams and investment committees would continue to make investment decisions for Adviser-sponsored funds (including the Fund) consistent with past practices, which includes certain turnover from time to time. The Agreement and Plan of Merger contemplates that these arrangements would continue for the three-year period after the Transaction’s closing (subject to certain limited exceptions).

Annual Report | March 31, 2023	21

MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial – Services Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: The Fund has elected to be treated, and qualifies as a regulated investment company (“RIC”) under Internal Revenue Code of 1986, as amended (the “Code”). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. The Fund has adopted a tax-year end of September 30. The Fund’s tax year will be the 12-month period ending on September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2023, the tax year ended September 30, 2022 is subject to examination by the major tax jurisdictions as the statute of limitations is the previous three tax years.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the fiscal year ended March 31, 2023, the Fund did not incur any interest or penalties.

MVP Private Markets Sub-Fund, LLC (the “Sub-Fund”), a wholly owned subsidiary of the Fund, is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Sub-Fund is not eligible to elect treatment as a regulated investment company. However, the amount of taxes paid by the Sub-Fund will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholders return from an investment in the Fund.

Since the Sub-Fund will be subject to taxation on the capital appreciation of its investments, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liability. As a result, the Fund’s after tax performance would be impacted. The Sub-Fund will accrue deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Sub-Fund may be liable for previously deferred taxes. The Sub-Fund will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund’s deferred tax liability as new information becomes available. The Sub-Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

The Fund’s income tax expense/(benefit) consists of the following:

	Year ended March 31, 2023
	Current	Deferred	Total
Federal	$1,974,848	$6,098,803	$8,073,651
State	282,121	871,257	1,153,378
Total tax expense	$2,256,969	$6,970,060	$9,227,029

Components of the Fund’s deferred tax liability are as follows:

As of March 31, 2023
Deferred tax liability:
Realized gain on investment securities	$3,684,953
Net unrealized gain on investment securities	5,542,076
Net Deferred Tax Liability	$9,227,029

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Cash: Cash consists of monies held at UMB Bank, n.a. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Investment Transactions: Investment transactions are accounted for on a trade-date basis. The Fund accounts for realized gains and losses from its Portfolio Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend and interest income and expenses are recorded on the accrual basis. Distributions from Portfolio Funds will be received as underlying investments of the Portfolio Funds are liquidated. Distributions from Portfolio Funds occur at irregular intervals, and the exact timing of distributions from the Portfolio Funds has not been communicated from the Portfolio Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Annual Report | March 31, 2023	23

MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Consolidation of Subsidiary: On August 27, 2021, the Sub-Fund, was formed as a Delaware limited liability company and is a wholly owned subsidiary of the Fund. The consolidated financial statements include the financial position and the results of operations of the Fund and the Sub-Fund. The wholly owned subsidiary has the same investment objective as the Fund.

As of March 31, 2023 the total value of investments held by the Sub-Fund is $107,667,718, or approximately 19.23% of the Fund’s net assets.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in portfolio funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

The three-tier hierarchy of inputs is summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

Level 2 —	inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

Level 3 —	significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

The private equity Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Portfolio Funds that the Fund may make investments in include primary and secondary investments. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

The net asset value of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below and as may be determined, from time to time, pursuant to policies established by the Board. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. ASC 820 provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in Portfolio Funds, provided certain criteria are met. The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. Subject to its oversight, the Board has delegated responsibility for the day-to-day valuation and pricing responsibility for the Fund to the Adviser, Portfolio Advisors, LLC (the “Valuation Designee”). The Fund’s investments in Portfolio Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Portfolio Fund as reported by the administrators and/or investment managers of the underlying Portfolio Funds. All valuations utilize financial information supplied by each Portfolio Fund and are net of management and incentive fees or allocations payable to the Portfolio Funds’ managers or pursuant to the Portfolio Funds’ agreements. The Portfolio Funds value their underlying investments in accordance with policies established by each Portfolio Fund, as described in each of their financial statements or offering memoranda. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Portfolio Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund’s financial statements.

Annual Report | March 31, 2023	25

MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

The Adviser employs ongoing due diligence policies and processes with respect to Portfolio Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no ready market, has been estimated by the respective Portfolio Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund may also make Direct Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.

The Adviser determines comparable public companies based on industry, size, developmental stage, strategy, etc., and then calculates a trading multiple for each comparable company identified by dividing the enterprise value of the comparable company by its earnings before interest, taxes, depreciation and amortization (EBITDA). The trading multiple may then be discounted for considerations such as differences between the comparable companies and the subject company based on company specific facts and circumstances. The combined multiple is then applied to the subject company to calculate the value of the subject company.

The Adviser applies comparable precedent transaction multiples where such multiples are available and appropriate. Where such comparable multiples are not available or are inappropriate generally, a comparable trading multiples or a discounted cash flow analysis is performed to estimate fair value. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level as described above. The Fund recognizes transfers at the beginning of the year. There were no transfers in or out of Level 3 fair value measurements during the fiscal period.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

Debt investments are fair valued by the Adviser using the following methods, in order of priority:

•	Market Price - The Adviser uses the average of the liquid market bid/offer prices for the Fund’s debt investments from a reliable industry source, when available.
•	Relative value analysis based on a comparable instrument - In the absence of such liquid market bid/offer prices, the Adviser utilizes a relative value analysis based on a comparable instrument when available to value the mezzanine debt investments of the Partnerships.
•	Relative value analysis based on corporate credit curve - The Adviser values the mezzanine debt investments based on a corporate credit curve, typically BBB-rated due to its large range of issuer data points, and obtains the curve data from Bloomberg or a reputable broker dealer. The spread between the yield on the invested instrument at the time of investment and the selected credit curve yield for the relevant maturity is measured and applied to the prevailing corresponding value on the selected credit curve over time to calculate a fair value yield and price for the investment.
•	Waterfall approach - The Adviser estimates the enterprise value of the issuer as a multiple of earnings. If the enterprise value exceeds the accreted face value of the invested Instrument plus the accreted face value of any other indebtedness of the issuer that is senior or pari passu in ranking to the invested instrument, less unrestricted cash of the issuer, the investment is valued at par. This approach is rarely employed by the Adviser.
•	Recovery estimate - In the case of issuers going through insolvency or other restructuring processes, a subjective estimate of recovery value will be used to value the invested instrument. Recovery estimates are often provided by a third-party restructuring advisor, and the Adviser takes a conservative approach with respect to incorporating these recovery estimates in to the Fund’s valuation estimates.

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of March 31, 2023:

Investments in Securities at Value*	Level 1 – Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 – Significant Unobservable Inputs		Total
Direct Credit	$–	$–	$70,094,031		$70,094,031
Direct Equity	–	–	21,175,477		132,665,596
Primary Investment	–	–	–		14,961,930
Secondary Investment	–	–	–		299,126,109
Short-Term Investments	68,526,840	–	–		68,526,840
Total	$68,526,840			$$91,269,508	$585,374,506

Annual Report | March 31, 2023	27

MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

Direct Equity, Primary and Secondary Investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $425,578,158 are excluded from the fair value hierarchy as of March 31, 2023.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Credit	Direct Equity	Secondary Investment	Total
Balance as of March 31, 2022	$25,055,833	$45,374,053	$6,277,158	$76,707,044
Accrued discount/ premium	179,662	–	–	179,662
Return of Capital			(224,044)	(224,044)
Realized Gain/(Loss)	3,631	–	–	3,631
Change in Unrealized
Appreciation/(Depreciation)	(179,681)	23,129,807	(67,557)	22,882,569
Purchases	2,560,509	10,271,572	–	12,832,081
Sales Proceeds	(274,197)	(1,243,411)	–	(1,517,608)
Transfer into Level 3	42,748,274	7,764,505	–	50,512,779
Transfer out of Level 3	–	(64,121,049)	(5,985,557)	(70,106,606)
Balance as of March 31, 2023	$70,094,031	21,175,477	$–	$91,269,508
Net change in unrealized
appreciation/(depreciation)
included in the Statements
of Operations attributable to
Level 3 investments held at
March 31, 2023	$(179,681)	$8,430,021		$8,250,340

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2023:

Asset Class	Fair Value at March 31, 2023	Valuation Techniques	Unobservable Input	Range of Input	Weighted Average of Input		Impact to Valuation from an Increase in Input
Direct Credit	$46,746,208	Relevant Value Analysis	Yield to Maturity	8.8% — 15.3%	12.5%		Decrease
Direct Credit	23,347,823	Recent transaction	N/A	N/A	N/A		N/A
Direct Equity	21,175,477	Market Comparable Companies	EBITDA Multiple	5.9x — 16.6x	10.8	x	Increase

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

The Fund’s investments in Portfolio funds, along with their corresponding unfunded commitments and other attributes, as of March 31, 2023, are briefly summarized in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Buyout	Control investments in established companies	$457,316,366	$83,821,056	Up to 10 Years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	47,966,008	1,009,897	Up to 10 Years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	11,565,292	920,627	Up to 10 Years	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified financing stage. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Portfolio Funds held by the Fund as of March 31, 2023.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions — particularly in the large-cap segment.

Growth Capital: Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare or other high growth industries.

Annual Report | March 31, 2023	29

MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stages) in partnership with other investors.

Special Situations: A broad range including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private equity investments that the Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Direct Investments. Direct investments involve taking an interest in securities issued by an operating company, whether equity or credit. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Direct credit investments often represent financing for buyout or growth investments and may have various features and covenants designed to protect the lender’s interests; such investments may include both secured and unsecured loans, bonds and/or other forms of debt. Direct investments may vary in duration, but usually are exited within two to six years.

4.	RELATED PARTY TRANSACTIONS AND OTHER

As of March 31, 2023, the Fund and the Sub-Fund had no investments in Portfolio Funds that were related parties.

5.	INVESTMENT MANAGEMENT AND OTHER AGREEMENTS, INCLUDING DISTRIBUTION AND SERVICING FEE

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund pays the Adviser an Investment Management Fee (the “Management Fee”) computed and payable quarterly, at a quarterly rate of 0.3125% (1.25%, on an annualized basis) of the Fund’s Managed Investments at the end of each calendar quarter. “Managed Investments” means the total value of the Fund’s assets (including any assets attributable to money borrowed for investment purposes) plus any unfunded investment commitments (i.e., amounts committed to Fund Investments that have not yet been drawn for investment), minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), minus cash and cash equivalents, as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Fund. The Management Fee will be computed as of the last day of each calendar quarter and will be due and payable in arrears within fifteen business days after the end of such calendar quarter. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. During the fiscal year ended March 31, 2023 the Adviser earned $6,431,615 of Management Fee, which is reported on the Consolidated Statement of Operations, of which $1,784,777 was payable as of March 31, 2023 and is reported in “Investment advisory fee payable” on the Consolidated Statement of Assets and Liabilities.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

In addition, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee calculated and payable quarterly in arrears equal to 10% of the excess, if any, of (i) the net profits (as defined below) of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term “net profits” means the amount by which the net asset value (“NAV”) of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee and any amount contributed to or withdrawn from the Fund by shareholders). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. During the fiscal year ended March 31, 2023 the Adviser earned $1,246,591 of Incentive Fee, of which $743,108 was payable as of March 31, 2023 and is reported in “Incentive fee payable” on the Consolidated Statement of Assets and Liabilities.

Annual Report | March 31, 2023	31

MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

The Fund will pay all of its expenses and/or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund or have incurred expenses in connection with their management of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses incurred in connection with the offering and issuance of Shares; all costs, fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the due diligence, purchasing, monitoring, identifying, evaluating, investigating, negotiating, acquiring, holding, operating, selling and reporting upon Fund Investments (whether or not such investments are consummated), expenses of transactions not completed; break-up fees, expenses incurred by the Fund as a result of a default, a transfer, withdrawal or removal, legal expenses and recording fees and expenses including, but not limited to, amendments, consents and modifications, jurisdictional filings, regulatory fees and related expenses incurred by the Fund, the Adviser, or any affiliates thereof, investment structuring (including fees, expenses and costs incurred in connection with forming and maintaining subsidiary investment vehicles), corporate actions, round-trip travel, lodging, meals and other incidentals associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of the Fund Investments; quotation or valuation expenses; investment banking and appraisal costs, expenses related to other third-party service providers, the Investment Management Fee, the Incentive Fee and the Administration Fee (defined below); brokerage commissions; escrow agent fees and expenses, all principal, interest, fees, expenses and any other amounts incurred in connection with borrowings, financings, guarantees, hedging or derivative transactions, or the provision of security interests or other collateral (including, if applicable, fees and expenses of lender’s counsel associated with such transactions, including for review of side letters); professional fees, costs and expenses for services rendered on behalf of the Fund (including, without limitation, expenses of consultants, experts and specialists, all research, market analysis, data (including Bloomberg fees, research and software expenses (including without limitation, software licensing fees) and other expenses incurred in connection with data services providing price feeds, news feeds, securities and company information and company fundamental data) and related expenses; fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund and compliance, operations and/or management matters relating to the Fund), including foreign counsel and secondees of third-party law firms and temporary legal staffing firms (any of which may be short-term and/or long-term arrangements); accounting, auditing and tax preparation fees and expenses; fees and expenses incurred in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund, as applicable; bank service fees; all unreimbursed expenses incurred in connection with the collection of amounts due to the Fund from any person or entity; expenses relating to the use of third-party vendors and service providers for establishing, developing, improving, populating or maintaining information technology, infrastructure or other similar or related systems (including software, databases and cloud-based services or products) to be used by or for the benefit of the Fund; any costs and expenses to ensure ongoing compliance with the laws of various jurisdictions or applicable regulations (including, but not limited to, costs and expenses to obtain exemptions, maintain qualifications, satisfy any regulatory or other jurisdiction fees, such as filing, notice and registration fees, as well as costs and expenses relating to the preparation and filing of regulatory filings, including any costs and expenses relating to any registrations of the Adviser and its affiliates relating to the Fund’s activities, including any costs and expenses relating to any registrations (or maintenance thereof); costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus, SAI, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; Shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell Fund Investments to pay fees and expenses, which could cause the Fund to realize taxable gains.

The Adviser, pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, if required to ensure that total annual expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and Incentive Fee) will not exceed 2.00%, 1.00% and 1.25% of the Fund’s average daily net assets, respectively for Class A, Class I and Class D Shares, respectively (the “Expense Limit”). The Expense Limitation Agreement will continue in effect until January 3, 2024 and will automatically renew for one additional twelve-month term thereafter, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Adviser is permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the lesser of (i) the expense limitation in effect at the time the fees and/or expenses to be recovered were waived and/or reimbursed or (ii) the expense limitation in effect at the time the Adviser seeks to recover the fees or expenses. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the date on which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

Each member of the Board who is not an “interested person” of the Fund (the “Independent Trustee”), as defined by the 1940 Act, receives an annual retainer of $35,000 (prorated for partial years). The Board Chairman and Audit Committee Chairman, each receive an additional $5,000 per year. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. For the fiscal year ended March 31, 2023, the Fund’s allocated fees incurred for trustees are reported on the Consolidated Statement of Operations.

During the fiscal year ended March 31, 2023, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $30,145, which are reported in “Chief Compliance Officer Fees” on the Consolidated Statement of Operations.

ALPS Fund Services, Inc. serves as administrator (the “Administrator”) to the Fund providing administrative services, and assisting with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser with the Adviser’s consent. In consideration for these services, the Administrator is paid a fee that is calculated daily and billed monthly and based upon the Fund’s Average Daily Fund Assets (defined as the Fund’s total assets, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding), subject to a minimum annual fee (the “Administration Fee”). For the fiscal year ended to March 31, 2023 the total administration fees were $520,714, which are reported in “Fund accounting and administration fees” on the Consolidated Statement of Operations, of which $152,375 was payable and is reported in “Fund accounting and administration fees payable” on the Consolidated Statement of Assets and Liabilities at March 31, 2023.

UMB Bank, n.a. (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub- custodians in a securities depository,clearing agency or omnibus customer account of such custodian. For the fiscal year ended March 31, 2023, the total custody fees were $46,317, which were reported in “Custodian fees” on the Consolidated Statement of Operations, of which $32,331 was payable and is reported in “Other payables and accrued expenses” on the Consolidated Statement of Assets and Liabilities at March 31, 2023.

Annual Report | March 31, 2023	33

MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

ALPS Distributors, Inc. (the “Distributor”), whose principal business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203, acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Fund and the Distributor. The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class D Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares and Class D Shares. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to a maximum of 1.00% per year on Class A Shares and up to a maximum of 0.25% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class (the “Distribution and Servicing Fee”) to the Fund’s Distributor and/or other qualified recipients. During the fiscal year ended March 31, 2023, the Distributor earned $447 of Distribution and Servicing Fee which is reported on the Consolidated Statement of Operations, all of which was payable at March 31, 2023 and is included in “Other payables and accrued expenses” on the Consolidated Statement of Assets and Liabilities.

6.	ORGANIZATIONAL EXPENSES AND OFFERING COSTS

Organizational expenses consist of costs incurred to establish the Fund and enable it legally to do business. Examples of these costs are legal fees and audit fees relating to the initial seed audit. These costs are expensed as incurred by the Fund and will be advanced by the Adviser subject to repayment.

Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter are amortized over a 12 month period using the straight line method. Examples of these costs are registration fees, legal fees, and fees relating to the initial registration statement. All costs incurred by the Fund in connection with its offering will be advanced by the Adviser subject to repayment.

7.	INVESTMENTS

For the fiscal year ended March 31, 2023, total purchases and total proceeds from redemptions or other dispositions of investments, excluding short-term investments, amounted to $167,170,171 and $33,551,698, respectively.

The cost of investments in Portfolio Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such Investment Funds. The Fund relies upon actual and estimated tax information provided by the managers of the Portfolio Funds as to the amounts of taxable income allocated to the Fund as of March 31, 2023.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

The Portfolio Funds in which the Fund invests generally charge a management fee of 1% to 2% (annualized) and approximately 10% to 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back.

8. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

For the period ended September 30, 2022, the following reclassifications were recorded to reflect tax character. These differences had no effect on operations or net assets and were primarily attributed to reversing sub-fund consolidating entry, partnership basis adjustments, and non-deductible expenses.

Paid-in Capital	Total Distributable Earnings
$20,674,791	$(20,674,791)

The tax character of distributions will be evaluated once paid after the tax year ending September 30, 2022. No distributions had been paid at September 30, 2022.

As of September 30, 2022, the components of distributable earning on a tax basis were as follows:

Ordinary late year loss deferral	Net unrealized appreciation/(depreciation) on investments	Other cumulative effect of timing differences	Total
$(6,191,244)	$60,817,702	$(7,309,411)	$47,317,047

As of March 31, 2023, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$73,303,252	$(12,785,019)	$60,518,233	$524,856,272

Net qualified late year ordinary losses represent losses incurred after December 31 as well as certain specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended September 30, 2022 the Fund deferred qualified late year ordinary losses of $6,191,244.

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to investments in partnerships.

Annual Report | March 31, 2023	35

MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

9.	INVESTMENT COMMITMENTS

As of March 31, 2023, the Fund had outstanding unfunded investment commitments totaling $85,751,580.

10.	CREDIT FACILITY

The Fund and the Sub-Fund, are party to a $120,000,000 secured revolving credit facility with Nomura Corporate Funding Americas, LLC (“Nomura Credit Facility”) subject to the limitations of the 1940 Act for borrowings. Amounts available to borrow under the Nomura Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Fund and the Sub-Fund. Assets securing the Nomura Credit Facility held by the Fund and the Sub-Fund are subject to initial and ongoing eligibility criteria including restrictions on asset types and domicile, credit rating minimums, payment frequency and rate requirements, and collateral and maturity terms, among other criteria. The Fund and the Sub-Fund are also required to comply with various covenants, reporting requirements and other customary requirements. As of March 31, 2023, the Fund and the Sub-Fund were in compliance in all material respects with the terms of the Nomura Credit Facility.

For the period, November 23, 2022, to March 31, 2023, the Nomura Credit Facility bore interest at SOFR plus a spread of 3.25% and was subject to an unused commitment fee of 1.35%. As of March 31, 2023, there was $25,000,000 outstanding under the Nomura Credit Facility. At March 31, 2023 interest payable, on the Credit Facility is $339,371 and is presented in the Consolidated Statement of Assets and Liabilities.

For the period November 23, 2022, to March 31, 2023, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balance for the Nomura Credit Facility were as follows:

For the Period November 23, 2022 to March 31, 2023
Credit facility interest expense	$691,116
Credit facility unfunded commitment fee	459,562
Amortization of debt issuance costs	74,044
Total credit facility expense	$1,224,722
Average stated interest rate	7.72%
Average outstanding balance	$25,000,000

11.	SIGNIFICANT SHAREHOLDER

As of March 31, 2023, the Fund had a shareholder that holds 62% of the outstanding shares of the Fund.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

12.	REPURCHASES

No shareholder (or other person holding Shares acquired from a shareholder) will have the right to require the Fund to redeem or repurchase its Shares. To provide a limited degree of liquidity to shareholders, the Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a shareholder requests to be repurchased. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each shareholder. In determining whether the Fund should offer to repurchase Shares from shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing net asset value. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000 worth of Shares in the case of Class A Shares, $100,000 worth of Shares in the case of Class I Shares and $25,000 worth of Shares in the case of Class D Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

During the fiscal year ended March 31, 2023, the Fund completed one quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of the Repurchase Request Deadline. Shareholder repurchase requests received by the Fund in good order by the March 6, 2023, Repurchase Request Deadline were honored in their full amounts. The results of the aforementioned repurchase offer were as follows:

Repurchase Offer #1
Commencement Date	February 3, 2023
Repurchase Request Deadline	March 6, 2023
Repurchase Pricing Date	March 31, 2023
Dollars Repurchased	$ 102,220
Shares Repurchased	9,500

Annual Report | March 31, 2023	37

MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

13.	INDEMNIFICATION

The Fund indemnifies its officers and managers for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

14.	PRINCIPAL RISK FACTORS

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors. The Fund is neither a liquid investment nor a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis.

The Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and the Adviser intends to recommend to the Board that, in normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

 Limited Operating History of Fund Investments. Fund Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Fund Investments will be limited. Moreover, even to the extent a Fund Investment has a longer operating history, the past investment performance of any of the Fund Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified.

Identification of Investments. Identification of attractive investment opportunities by the Adviser involves a high degree of uncertainty. The success of the Fund depends on the availability of appropriate investment opportunities and the ability of the Adviser to identify, select, gain access to and consummate appropriate investments. The availability of investment opportunities for the Fund generally will be subject to market conditions and the ability of the Adviser to locate investments that are available for purchase at attractive prices. There can be no assurance that suitable investments will be available, that the Fund will be able to choose, make and realize investments in any particular company, Portfolio Fund or other investment, or that the Fund will be able to fully invest its capital. The Fund may be unable to invest on acceptable terms within the time period that the Fund anticipates or at all. To the extent that any portion of the Fund’s capital is not invested, or is subject to delay before being invested, the potential return of the Fund will be diminished.

Derivative Instruments. Some or all of the Sponsors (subject to applicable law) and the Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Sponsors could present significant risks, including the risk of losses in excess of the amounts invested.

Nature of Portfolio Companies. The Fund Investments will include direct and indirect investments in various companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Annual Report | March 31, 2023	39

MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

General Risks of Secondary Investments. The overall performance of the Fund’s Secondary Investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Similarly, certain Secondary Investments may require the Fund to make a concurrent primary commitment to a new Portfolio Fund, which commitment the Adviser may consider to be less attractive than the other assets to be acquired. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments.

Contingent Liabilities Associated with Secondary Investments. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return monies equivalent to such distributions to such private equity fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Fund would prevail on such claim.

Non-U.S. Investments. The Fund and the Portfolio Funds may invest in securities of companies and other issuers located outside of the United States. Investing outside of the United States involves certain considerations not usually associated with investing in securities of U.S. companies, including political and economic considerations, such as greater risks of expropriation, nationalization, confiscatory taxation, imposition of withholding or other taxes on interest, dividends, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of assets and general social, political and economic instability; the relatively small size of the securities markets in certain countries; differing laws and regulations applicable to the securities and financial services industries of certain countries; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; government policies that may restrict the Fund’s investment opportunities; and accounting and financial reporting standards that may not be as high as comparable U.S. standards. The Fund and the Portfolio Funds may be unable to structure any such non-U.S. transactions to achieve the intended results or to sufficiently mitigate risks associated with such markets.

Market Disruption Risks Related to Russia-Ukraine Conflict. Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. Any or all of these conditions could have a material adverse effect on the Fund and/or the Fund Investments and prevent the Fund from achieving its investment objectives.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

 Concentration of Investments. There are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in (i) any one Fund Investment, (ii) in Portfolio Funds or other investments managed by a particular Sponsor or its affiliates, (iii) indirectly in any single industry or (iv) in any issuer. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated, both as to managers, industries and/or individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs.

Currency Risk. The Fund’s portfolio may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible, practicable or cost-effective to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Valuation of the Fund’s Interests in Portfolio Funds. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by Sponsors of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Sponsors. In this regard, a Sponsor may face a conflict of interest in valuing the securities, as their value may affect the Sponsor’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. Subject to its oversight, the Board has delegated responsibility for the day-to-day valuation and pricing responsibility for the Fund to the Adviser, Portfolio Advisors, LLC (the “Valuation Designee”). The valuation of the Fund’s investments will be performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures; but the Adviser may face conflicts of interest in overseeing the valuation of the Fund Investments, as the value of the Fund Investments will affect the Adviser’s compensation. Moreover, the Adviser will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Sponsors.

Annual Report | March 31, 2023	41

MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

 A Sponsor’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Sponsor’s valuations of such interests could remain subject to such fraud or error, and the Adviser may, in its discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Sponsors could have a material adverse effect on the Fund if a Sponsor’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not invest in the Fund.

Interest Rate Risk. The Fund and the Fund Investments are subject to financial market risks, including changes in interest rates. General interest rate fluctuations, including in particular rapidly rising interest rates, may have a substantial negative impact on the Fund Investments and the Fund. For example, certain Fund Investments may have exposure to floating rate loans. In the event of a significant rising interest rate environment, borrowers with such loans could see their payments increase, which could lead to a significant increase in defaults. Fund Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, Fund Investments with exposure to fixed-rate loans may decline in value because they are locked in at below market yield. In addition, an increase in interest rates would make it more expensive to use debt for the financing needs of the Fund and the Fund Investments, if any. These and other interest rate-related developments, including without limitation the discontinuation of the London Interbank Offered Rate (“LIBOR”), could also have a material adverse impact on the Fund’s ability to meet its investment objectives. Furthermore, the risks associated with the transition to replacement rates, such as Secured Overnight Financial Rate “SOFR”, may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Other Risks. The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

15.	REORGANIZATION INFORMATION

Simultaneous with the Fund’s Commencement of Operations, the Predecessor Fund reorganized with and into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund. The tax-free reorganization was accomplished at close of business on December 31, 2021. The reorganization was accomplished by the following tax-free exchange in which shareholders of the Predecessor Fund received 37,053,954 shares, with a net asset value per share of $10.00, of the Fund. For financial reporting purposes, the assets received and shares issued were recorded at fair value, and the cost of investments was carried forward to align to ongoing reporting of the Fund’s realized and unrealized gains/losses with amounts distributable for tax purposes.

16.	SUBSEQUENT EVENTS

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Board authorized the Fund to offer to repurchase Shares from Shareholders in an amount up to approximately 5.00% of the net assets of the Fund (or approximately $27,998,389 as of March 31, 2023), with a June 30, 2023 valuation date. Shareholders that desire to tender Shares for repurchase are required to do so by June 5, 2023 for the Class D shares, Class A shares or Class I Shares.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

Annual Report | March 31, 2023	43

Report of Independent
MVP Private Markets Fund	Registered Public Accounting Firm

To the Shareholders and Board of Trustees of MVP Private Markets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of MVP Private Markets Fund (the “Fund”) as of March 31, 2023, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two periods in the period then ended, including the related notes, and the consolidated financial highlights for the year ended March 31, 2023 and the period January 3, 2022 (commencement of operations) through March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets, and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodians and private investment counterparties; when replies were not received from private investment counterparties, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Chicago, Illinois

May 30, 2023

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MVP Private Markets Fund	Fund Management
March 31, 2023 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at 1 (844) 663-0164 or by writing to the Fund, c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1000, Denver, CO 80203.

Name, Year of Birth, Address, and Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships** Held by Trustee
INDEPENDENT TRUSTEES
Kent Misener, 1952, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, Trustee	Since inception	President and Chief Investment Officer (since 2015) at VeraPath Global Investing LLC (investment advisory firm).	1	Longleaf Partners Funds Trust (4 portfolios) (registered investment company)
Taylor Nadauld, 1978, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, Chairman and Trustee	Since inception	Professor of Finance (since 2009) at Brigham Young University.	1	None
Bruce Cundick, 1949, c/o 9 Old Kings Highway South, Darien, Connecticut, 06820, Trustee	Since May 2022	Chief Investment Officer (since 2001) At Utah Retirement Systems. Senior Advisor (since 2023) at PEO Partners (private equity liquid alternatives firm).	1	None
INTERESTED TRUSTEES AND OFFICERS
Brooks Lindberg, 1972, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, Trustee	Since inception	Managing Director (since 2020) at Portfolio Advisors, LLC; Private investor (2016-2020).	1	N/A
Scott Higbee, 1973, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, President	Since inception	Managing Director (since 2020) at Portfolio Advisors, LLC; Senior Managing Director (2015-2020) at Goldpoint Partners (private equity firm).	N/A	N/A

Annual Report | March 31, 2023	45

MVP Private Markets Fund	Fund Management
March 31, 2023 (Unaudited)

Name, Year of Birth, Address, and Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships** Held by Trustee

INTERESTED TRUSTEES AND OFFICERS (CONTINUED)

Daniel Iamiceli, 1970, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, Treasurer	Since inception	Chief Financial Officer- Funds (since 2017) at Portfolio Advisors, LLC; Head of Fund Operations-Alternatives, Americas (2015-2017) at Aberdeen Asset Management	N/A	N/A
Daniel Dwyer, 1970, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, Secretary	Since inception	Chief Compliance Officer (since 2013) at Portfolio Advisors, LLC.	N/A	N/A
Lucas Foss, 1977, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, Chief Compliance Officer	Since inception	Vice President and Deputy Chief Compliance Officer (since 2017) at SS&C ALPS Fund Services, Inc.; Director of Compliance (2015- 2017) at Transamerica Asset Management.	N/A	N/A

*	Each Trustee serves an indefinite term, until his successor is elected.
**	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

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MVP Private Markets Fund	Other Information
March 31, 2023 (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 844-663-0164 and on the SEC’s website at https://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 844-663-0164 or (ii) by visiting the SEC’s website at https://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov. or without charge and upon request by calling the Fund at 844-663-0164.

RESULTS OF SHAREHOLDER MEETING

A special meeting of shareholders of the Fund was held on April 24, 2023.

The matters voted on by shareholders of record as of March 1, 2023 and the results of the vote at the shareholder meeting held on April 24, 2023 are as follows:

1.	A proposal to approve a new investment advisory agreement between the Fund and Portfolio Advisors LLC (the “Adviser”) that will replace the current advisory agreement with the Adviser.

Affirmative	Against	Abstain	Total
35,844,807	0	4,817	35,849,624

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

At a special Board meeting held on March 2, 2023 (the “Meeting”), the entire Board, including all of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), considered the approval of an Interim Investment Advisory Agreement (“Interim Agreement”) and a New Investment Advisory Agreement (“New Advisory Agreement,” together with the Interim Agreement, the “Proposed Agreements”) between the Portfolio Advisors LLC Adviser (“Portfolio Advisors” or the “Adviser”) and the Fund, in anticipation of a transaction where Franklin Square Holdings, L.P. (“FS Investments”) would acquire a controlling interest in the Adviser (the “Transaction”).

In advance of the Meeting, the Independent Trustees requested and received materials from the Adviser to assist them in considering the approval of the Proposed Agreements. The Independent Trustees reviewed reports from third parties and management, including materials provided at a meeting held on February 7, 2023, about the below factors. The Board did not consider any single factor as controlling in determining whether to approve the Proposed Agreements. Nor are the items described herein all-encompassing of the matters considered by the Board. The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Proposed Agreements.

Annual Report | March 31, 2023	47

MVP Private Markets Fund	Other Information
March 31, 2023 (Unaudited)

 The nature, extent, and quality of services to be provided to the Fund by Portfolio Advisors. The Board considered the materials provided describing the services to be provided by Portfolio Advisors to the Fund, as well their conversations with both the Adviser and FS Investments. In reviewing the nature, extent, and quality of services to be provided to the Fund, the Board considered, among other things: that the Proposed Agreements will be substantially identical to both the existing advisory agreement and the Interim Agreement (except for certain provisions contained in the Interim Agreement that are different, as required by law); that Portfolio Advisors’ services and the current portfolio management team would not change as a result of the Transaction; that Portfolio Advisors’ plans to utilize FS Investments’ distribution expertise to enhance the marketing of the Fund; FS Investments’ compliance and operational environment, as well as its financial condition and resources; and the fact that, as a result of the Transaction, Portfolio Advisors will have access to significant additional resources, including FS Investments’ existing sales team and established distribution relationships.

Based on its consideration and review of the foregoing and other information, the Board determined that the Fund was likely to benefit from the nature, extent, and quality of services to be provided by Portfolio Advisors, as well as Portfolio Advisors’ ability to render such services based on its experience, operations, and resources, as well as the experience, operations and resources of FS Investments.

Comparison of the fees to be charged by Portfolio Advisors. The Board considered Portfolio Advisors’ proposed advisory fee structure, noting that it was identical to the structure under the existing advisory agreement (including the fact that the Adviser does not apply that advisory fee to any cash and cash equivalents held by the Fund). The Board also noted Portfolio Advisors’ willingness to continue to waive fees and/or reimburse expenses in order to cap the costs paid by Fund Shareholders. In addition, the Board compared Portfolio Advisors’ advisory fees to the advisory fees charged to similarly-situated funds offered by competitors of the Adviser, and noted that the Fund’s fees were generally in middle of the range of those other funds’ fees. Accordingly, the Board determined that the fees for the Proposed Agreements were reasonable.

Profitability and Economies of Scale. Because the Fund just became operational the prior year, the Board did not consider the Adviser’s profitability in managing the Fund, but noted the Adviser’s statement that its existing relationship with the Fund was profitable for the Adviser.

However, the Board did consider the Adviser’s statement that the Transaction has the potential to increase the Fund’s growth over time, which could result in economies of scale being realized by the Fund and its Shareholders.

In addition, the Adviser noted that an increase in the size of the Fund could allow the Fund to engage in a wider variety of private company transactions, and also could create additional liquidity in case of Shareholder redemptions.

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MVP Private Markets Fund	Other Information
March 31, 2023(Unaudited)

Other Factors. Finally, the Board noted that FS Investments has agreed that it will use its reasonable best efforts to comply with all of the requirements of Section 15(f) of the Investment Company Act, thus allowing the Adviser to rely upon the safe harbor afforded by Section 15(f). In addition, the Board noted that Portfolio Advisors has agreed to pay all expenses of the Fund in connection with the Board’s consideration of the Proposed Agreements and all costs of the Fund’s proxy solicitation. As a result, the Fund will bear no costs in seeking shareholder approval of the New Advisory Agreement.

Conclusion. Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of Portfolio Advisors’ services and that Portfolio Advisors has the ability to provide these services based on its experience, operations and resources, as well as the experience, operations and resources of FS Investments. After evaluation of the performance, fee and expense information, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by Portfolio Advisors, the Trustees, including a majority of the Independent Trustees, approved the Proposed Agreements.

Annual Report | March 31, 2023	49

MVP Private Markets Fund	Privacy Policy
March 31, 2023 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Account transactions

● Account balances

● Transaction history

● Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share;
and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share
QUESTIONS?	Call or visit fund website

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MVP Private Markets Fund	Privacy Policy
March 31, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	MVP Private Markets Fund

WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account
● Provide account information
● Give us your contact information
● Make deposits or withdrawals from your account
● Make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● Sharing for affiliates’ everyday business purposes

    – information about your creditworthiness
● Affiliates from using your information to market to you
● Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

Annual Report | March 31, 2023	51

PORTFOLIO ADVISORS LLC

MVP Private Markets Fund

ALPS Distributors, Inc. is the Distributor for the MVP Private Markets Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, MVP Private Markets Fund (the “Fund” or “Registrant”) has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the Code of Ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the Code of Ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees (the “Board”) of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee (the “Audit Committee”).

(a)(2)	The Board of the Registrant has designated Messers. Kent Misener and Bruce Cundick, as the Registrant’s Audit Committee Financial Experts. Kent Misener and Bruce Cundick are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the fiscal year ended March 31, 2023 and the period of January 3, 2022 through March 31, 2022, the Registrant’s aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements was $100,000 and $54,556, respectively.

(b)	Audit-Related Fees: For the fiscal year ended March 31, 2023 and the period of January 3, 2022 through March 31, 2022, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4 was $0.00 and $10,000, respectively.

(c)	Tax Fees: For the fiscal year ended March 31, 2023 and the period of January 3, 2022 through March 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, was $24,320 and $13,665, respectively.

(d)	All Other Fees: For the fiscal year ended March 31, 2023 and the period of January 3, 2022 through March 31, 2022, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, was $0.00 and $10,000.00, respectively. Such services for the period of January 3, 2022 through March 31, 2022 were related to the reorganization and private fund conversion.

(e)	(1)	The Audit Committee has adopted, and the Board has approved, pre-approval policies and procedures, which are intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Audit Committee must pre-approve the audit and non-audit services of the auditors prior to the auditor’s engagement.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant's financial statements for the reporting period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	For the fiscal year ended March 31, 2023 and the period of January 3, 2022 through March 31, 2022, no non-audit fees were billed for services by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)	The Audit Committee and Board have considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the investment adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act (the “Proxy Duties”).

The Fund’s CCO shall ensure that the investment adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

A.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Investment Advisers

The Fund believes that the investment adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy Voting Policy. Therefore, subject to the oversight of the Board, the investment adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund, in accordance with the Proxy Voting Policy of the investment adviser except as provided herein; and

(2)

to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

(3)	Annually the Investment Adviser will provide to the Board a proxy voting report showing all proxies for the year.

The Board, including a majority of the Independent Trustees of the Board, must approve each Proxy Voting and Disclosure Policy of the Investment Adviser, (the “Investment Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Investment Adviser Voting Policy no later than six (6) months after adoption by the investment adviser and investment.

C.	Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the investment adviser or an affiliated person of the Fund, or its investment adviser, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Proxy Voting Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Investment Adviser Voting Policy, provided such specific voting policy was approved by the Board.

D.	Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will annually file its complete proxy voting record with the SEC on Form N-PX.

The Fund’s administrator will be responsible for oversight and completion of the filing of the Fund’s reports on Form N-PX with the SEC. The Fund’s administrator will file Form N-PX for each twelve-month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this report, the personnel of the investment adviser who currently have primary responsibility for the day-to-day management of the Registrant’s portfolio (the “Portfolio Managers”) are:

Ben Hur, Co-Head Equity Co-Investments. Ben Hur is a Managing Director and Co-Head of the firm’s co-investment team. Ben joined Portfolio Advisors in 2010, marking the beginning of his career in the private markets. Prior to joining Portfolio Advisors, he was an Investment Banking Analyst at Citigroup in the global consumer group where he worked on various financing and M&A transactions. Ben holds a B.A. from Columbia University.

Elizabeth M. Campbell, Co-Head Primary Investments, Management Committee. Liz Campbell is a member of the firm’s Management Committee and Co-Head of the firm’s primary investments team. Liz joined Portfolio Advisors in 2013 and has been working in the private markets since 2007. Prior to joining Portfolio Advisors, she was an Associate at Stanwich Advisors, a boutique investment bank specializing in capital raising and advisory services for private equity funds, where she was responsible for due diligence, project management, and market research. Liz holds a B.A. from Middlebury College.

Dan Cohn-Sfetcu, CFA, Head Senior Credit Investments. Dan Cohn-Sfetcu, CFA is a Managing Director and Head of the firm’s senior credit team. Dan joined Portfolio Advisors in 2018 and has been working in the private markets since 2002. Prior to joining Portfolio Advisors, he was a Managing Director at The Carlyle Group working in the private credit division. Before that, Dan spent 12 years investing in middle-market private equity and credit with American Capital, Richardson Capital and Brookstone Partners.

Dan began his career in investment banking at RBC Capital Markets in Toronto and SG Cowen in New York. Dan holds a B.Com from Queen's University and is a Chartered Financial Analyst.

Gregory J. Garrett, Co-Head Primary Investments. Greg Garrett is a Managing Director and Co-Head of the firm’s primary investments team. Greg joined Portfolio Advisors in 2010 and has been working in the private markets since 2001. Prior to joining Portfolio Advisors, Greg worked at Adams Street Partners as a Partner and member of its primary partnership investment subcommittee. Before that, Greg was a Manager at the Boston Consulting Group and a Captain in the United States Air Force commanding aircraft in support of international military operations. Greg holds a B.S. from Rensselaer Polytechnic Institute and an M.B.A. from the Wharton School of the University of Pennsylvania.

Scott Higbee, Global Co-Head Markets, Management Committee. Scott Higbee is a member of the firm’s Management Committee and Co-Head of Global Markets. Scott joined Portfolio Advisors in 2020 and has been working in the private markets since 2000. Prior to joining Portfolio Advisors, he was a Senior Managing Director at GoldPoint Partners where he led global capital raising for mid-market equity and credit strategies. Before that, he was a Partner at Partners Group, where he served as President of Partners Group (USA) and headed the New York office, leading business development and capital raising in the Americas. Scott holds both a B.S. and an M.B.A. from The Marriott School of Business at Brigham Young University.

Justin Lux, Co-Head LP Secondary Investments. Justin Lux is a Managing Director and Co-Head of LP Secondaries. Justin joined Portfolio Advisors in 2011. Previously, he was an Investment Banking Analyst at Lazard where he focused on various restructuring and distressed M&A transactions across a wide range of industries. Justin holds a B.A. from the University of Virginia.

John M. Kyles, Head Credit Strategies, John Kyles is a Managing Director and Head of the credit strategies team. John joined Portfolio Advisors in 2009 and has been working in the private markets since 1997. Prior to joining Portfolio Advisors, he was a Director at Citigroup in the private equity placements group. In this role, he structured and executed private placements totaling over $6 billion for public and private companies in a variety of industries. While in business school, John was a Park Fellow and a co-founder of BR Ventures, a student-managed venture capital fund. John holds a B.A. from Bucknell University, a J.D. from DePaul University College of Law, and an M.B.A. from Cornell University.

Brooks Lindberg, Head of Registered Products, Management Committee. Brooks Lindberg is a Managing Director and member of the firm’s Management Committee. Brooks joined Portfolio Advisors in 2020 and has been working in the private markets since 2000. Prior to joining Portfolio Advisors, he spent five years as an investor, operating partner, and board member at several private companies. Before that, Brooks was a Partner at Partners Group, heading the firm’s global private client business. In that capacity, he led structuring, marketing, and operations for an SEC-registered evergreen private equity fund, the first of its kind, from inception to ~$2 billion in assets. Prior to that, he served as the Head of Structuring Services, leading a global team in creating private investment vehicles designed to address both market opportunities and individual client needs. Brooks began his tenure at Partners Group in 2002 as a member of the Structuring Services team in Zug, Switzerland. Brooks holds a B.S.B.A. from the University of Florida and an M.B.A. from The Marriott School of Business at Brigham Young University.

Brian Mooney, CFA, Co-Head GP Secondary Investments. Brian Mooney, CFA is a Managing Director and Co-Head of the firm’s GP-led secondaries team. Brian joined Portfolio Advisors in 2021 and has been working in the private markets since 1999. Prior to joining Portfolio Advisors, he was a Managing Director in Greenhill’s Capital advisory group and Global Head of GP-led secondary advisory. Prior to Greenhill, Brian co-founded Cogent Partners in 2002, where he was a Managing Director and member of the General Partner until the firm’s sale to Greenhill in 2015. At Cogent, Brian was responsible for leading the day-to-day management of the firm, sourcing and executing large GP-led and LP secondary transactions, and running the firm’s portfolio research business. Before founding Cogent, Brian was responsible for sourcing and executing secondary, primary, direct, and co-investments at a firm that is now part of the Neuberger Berman alternative investments platform. Brian holds a B.B.A. from the University of Texas, a joint-M.B.A. from Columbia University and London Business School, and is a Chartered Financial Analyst.

Brian P. Murphy, CFA, Managing Partner, Global Co-Head Markets, Management Committee. Brian Murphy, CFA is the Managing Member of Portfolio Advisors, a member of the firm’s Management Committee and Co-Head of Global Marketing. Brian joined Portfolio Advisors in 1996 and has been working in the private markets since 1989. Prior to joining Portfolio Advisors, he was a Senior Vice President of Morris Anderson Investment Advisors, where he co-managed a $385 million portfolio of direct and partnership investments. He started his private equity advisory career at Chemical Bank Corporation. Brian holds a B.A. from Brigham Young University, an M.B.A. from Columbia University, and is a Chartered Financial Analyst.

Stephen Sloan, Global Head Secondary Investments, Management Committee. Stephen Sloan is a member of the firm’s Management Committee and Global Head of Secondaries. Stephen joined Portfolio Advisors in 2020 and has been working in the private markets since 2000. Prior to joining Portfolio Advisors, he was the Global Head of Greenhill’s capital advisory group and a member of Greenhill’s management committee, where he oversaw strategic direction, deal execution, business operations, and client relationships across the Asia-Pacific region. Prior to Greenhill, Stephen co-founded Cogent Partners in 2002 where he served as the Managing Partner until the firm’s sale to Greenhill in 2015. Before founding Cogent, Stephen worked at Goldman Sachs in their New York office in the structured products and international finance groups. Stephen holds a B.S. from The Marriott School of Business at Brigham Young University, and both an M.A. and M.B.A. from the Wharton School of the University of Pennsylvania.

(a)(2) Other Accounts Managed by Portfolio Manager(s) and Potential Conflicts of Interest

The following table shows information regarding accounts (other than the Registrant) managed by the Portfolio Manager(s) as of March 31, 2023:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies (in millions)	Other pooled investment vehicles (in millions)	Other accounts (in millions)	Registered investment companies	Other pooled investment vehicles	Other accounts
Benjamin Hur	0	6 pooled investment vehicles, investing $1,689	16 accounts, investing $12,920	0	0	0
Elizabeth M. Campbell	0	5 pooled investment vehicles, investing $2,652	16 accounts, investing $12,920	0	0	0

Dan Cohn-Sfetcu	0	3 pooled investment vehicles, investing $1,338	0	0	0	0
Gregory J. Garrett	0	8 pooled investment vehicles, investing $3,004	16 accounts, investing $12,920	0	0	0
Scott Higbee	0	6 pooled investment vehicles, investing $1,689	0	0	0	0
John M. Kyles	0	5 pooled investment vehicles, investing $1,794	16 accounts, investing $12,920	0	0	0
Brooks Lindberg	0	5 pooled investment vehicles, investing $1,794	16 accounts, investing $12,920	0	0	0
Brian Mooney	0	6 pooled investment vehicles, investing $3,534	0	0	0	0
Brian P. Murphy, CFA	0	11 pooled investment vehicles, investing $4,342	16 accounts, investing $12,920	0	0	0
Justin Lux	0	6 pooled investment vehicles, investing $3,534	16 accounts, investing $12,920	0	0	0
Stephen Sloan	0	5 pooled investment vehicles, investing $2,652	16 accounts, investing $12,920	0	0	0

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Portfolio Manager Compensation

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the adviser also receive carried interest from certain of the adviser’s clients.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant as of March 31, 2023:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Ben Hur	None
Elizabeth M. Campbell	None
Dan Cohn-Sfetcu, CFA	None
Gregory J. Garrett	None
Scott Higbee	Over $1,000,000
John M. Kyles	None
Brooks Lindberg	$100,001-$500,000
Brian Mooney, CFA	None
Brian P. Murphy, CFA	Over $1,000,000
Justin Lux	None
Stephen Sloan	Over $1,000,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not Applicable to Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Registrant’s shareholders may recommend nominees to the Board during the period covered by the annual report included in Item 1(a) of this Form N-CSR.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this Form N-CSR that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not Applicable to Registrant.

(b) Not Applicable to Registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.
(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act. Not applicable.

(a)(4)	Change in the Registrant’s independent public accountant. Not applicable.

(b)(1)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MVP PRIVATE MARKETS FUND

By:	/s/Scott Higbee
Scott Higbee
President (Principal Executive Officer)

Date:	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Scott Higbee
Scott Higbee
President (Principal Executive Officer)

Date:	June 9, 2023

By:	/s/ Daniel Iamiceli
Daniel Iamiceli
Treasurer (Principal Financial Officer)

Date:	June 9, 2023